Exhibit 99.2
Harmony Biosciences Q2 2022 Financial and Business Update August 2, 2022 Exhibit 99.2

Legal Disclaimer 2 This presentation includes forward ‐ looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward - looking statements. Forward - looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2022, and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward - looking statements made in this presentation. While the Company may elect to update such forward - looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, ( i ) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward - looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

Harmony’s Strategy for Growth Optimize WAKIX ® Performance Expand Clinical Utility of WAKIX Acquire New Assets 3

4 Q2 2022 WAKIX ® Net Revenue Performance Q2 2022 Net Revenue of $107.0M 2Q21 1Q22 2Q22 ∆ 2Q22 vs. 1Q22 ∆ 2Q22 vs. 2Q21 $73.8 $85.3 $107.0 25% 45% WAKIX Net Revenue ($M) $73.8 $107.0 Q2 2021 Q2 2022 ▪ 45% growth Q2 2022 vs. Q2 2021 ▪ 25% growth Q2 2022 vs. Q1 2022 ▪ Strong momentum in top line prescription demand and new patient starts 45% Strong Revenue Growth

Driving Growth Through Our Launch For WAKIX ® Q2 2022 Performance 5 Average # of WAKIX Patients Continued Growth in Depth & Breadth of Prescriber Base U.S. Covered Lives With Formulary Access ~4,300 >80% Healthcare Professional Educational Initiatives Managed Care Education & Outreach Patient Outreach Programs & Support ~75% In - Person Access to HCPs

6 Harmony Development Pipeline Product / Indication Pre - IND Phase 1 Phase 2 Phase 3 Regulatory Filing (1) Marketed Product Upcoming Milestones Pitolisant Top line data Q4 2022 Top line data 2023 (1) Includes New Drug Applications and supplemental New Drug Applications. Prader - Willi Syndrome (PWS) Myotonic Dystrophy (DM) HBS - 102 EDS in Narcolepsy (Adults) Cataplexy in Narcolepsy (Adults) Prader - Willi Syndrome (PWS) WAKIX® Idiopathic Hypersomnia (IH) Trial initiated 1H 2022 Pediatric Narcolepsy (2) Trial completed Pre - clinical POC 2022 (2) Bioprojet conducted pediatric narcolepsy trial

Financial Highlights $73.8 $107.0 Q2 2021 Q2 2022 (In millions, USD) (1) Non - GAAP Adjusted Net Income= GAAP Net Income excluding non - cash interest expense, depreciation, amortization, stock - based compensation, other non - operating items and tax effect of the se items 7 Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 $21.9 $34.7 Q2 2021 Q2 2022 45% 59% Net Product Revenues Non - GAAP Adjusted Net Income (1) Cash, Cash Equivalents & Investments $133.5 $192.3 1H 2021 1H 2022 44% $37.9 $65.8 1H 2021 1H 2022 74% $159.7 $189.7 $234.3 $224.5 $258.9 Jun 30 '21 Sep 30 '21 Dec 31 '21 Mar 31 '22 Jun 30 '22

Q2 2022 Financial Summary 8 (In millions, USD) Three Months Ended June 30, % Change 2022 2021 Net Product Revenues $107.0 $73.8 45% Cost of Product Sold 18.9 12.7 49% Total Operating Expenses $55.0 $37.8 45% R&D Expense 12.7 6.5 95% S&M Expense 20.2 17.0 18% G&A Expense 22.2 14.3 55% Net Income $23.5 $14.1 67% Cash, cash equivalents & investments $258.9 Totals may not foot due to rounding

Q2 2022 GAAP vs Non - GAAP Reconciliation 9 (In millions, USD) Three Months Ended June 30, 2022 2021 GAAP net income $23.5 $14.1 Non - cash interest expense (1) 0.4 0.7 Depreciation 0.1 0.1 Amortization (2) 6.0 4.6 Stock - based compensation expense 7.4 3.8 Income tax effect related to Non - GAAP adjustments (3) (2.7) (1.5) Non - GAAP adjusted net income $34.7 $21.9 GAAP net income per diluted share $0.39 $0.24 Non - GAAP adjusted net income per diluted share $0.57 $0.37 Weighted average number of shares of common stock used in non - GAAP diluted per share 60,922,672 58,592,876 Totals may not foot due to rounding (1) Includes amortization of deferred finance charges (2) Includes amortization of intangible assets related to WAKIX (3) Calculated using the reported effective tax rate for the periods presented

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